                      JPMORGAN MONEY MARKET FUNDS

                    JPMORGAN PRIME MONEY MARKET FUND
                           SELECT CLASS SHARES

                    SUPPLEMENT DATED JANUARY 1, 2005
               TO THE PROSPECTUS DATED DECEMBER 29, 2004


The Fund's Board of Trustees has approved the redesignation of the Select Class Shares of the Fund as Premier Shares of the Fund. Effective January 1, 2005, both Select and Premier Shares have the same net expense ratio of 0.45% of net assets. The current expense cap on Premier Shares expires
December 31, 2006.  The redesignation will occur on or about February 4, 2005.




                                                                  SUP-MMKTS-105